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                                                                  EXHIBIT 23.1



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Form 10-SB filing by Perma-Tune Electronics, Inc., of our report dated January 21, 2000 (except for Note 7, as to which the date is April 5, 2000) relating to the financial statements of Perma-Tune Electronics, Inc. which appear in said filing.



                                       /s/ Travis, Wolff & Company, L.L.P.
                                       -----------------------------------
                                       Travis, Wolff & Company, L.L.P.


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